UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported): July 28, 2005



                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                        000-50052               06-1393745
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
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      (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:   (847) 444-3200



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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

      On July 28, 2005, Cosi, Inc. (the "Company") announced that the United States District Court for the Southern District of New York has dismissed with prejudice the federal securities claims brought against the Company, certain of its current and former officers and directors, and Cosi's underwriter, William Blair & Company, arising out of Cosi's November 2002 initial public offering. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 (c).   Exhibits.

     99.1     Press Release of Cosi, Inc., dated July 28, 2005.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Cosi, Inc.

Date:  July 28, 2005

                                         /s/ Kevin Armstrong
                                         -------------------------------------
                                         Name: Kevin Armstrong
                                         Title: Chief Executive Officer

                                  EXHIBIT INDEX



                                                                   Paper (P) or
Exhibit No.                       Description                     Electronic (E)
-----------      -------------------------------------------      --------------
   99.1          Press Release of Cosi, Inc., dated July 28,            E
                 2005.